--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The Europe Fund, Inc. On December 31, 1997, the end of the period under review, the Fund's net assets totaled $191.4 million. This represents a net asset value per share of $19.01, a rise of 154.49% from its initial value on May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 157.26% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $17.0625 per share on the New York Stock Exchange, which represents a 10.2% discount to the Fund's net asset value per share and a rise of 111.82% from its initial value, assuming reinvestment of dividends and distributions. A total distribution of $2.52 per share has been made as of December 31, 1997.

  Further to the announcement made on November 19, 1997, Mercury Asset Management International Ltd. and Mercury Asset Management International Channel Islands Ltd. have become subsidiaries of Merrill Lynch & Co., Inc. on December 22, 1997. This transaction between Mercury and Merrill Lynch has created one of the largest asset management groups in the world with combined assets under management of approximately $450 billion, and it has substantially increased the breadth and depth of our resources and expertise in order to better serve our shareholders and other clients.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                    [SIG]                               [SIG]
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

INVESTMENT REVIEW

  During the fourth quarter of 1997, your Fund experienced a rise in net asset value of 1.06%, which compared with an increase of 0.07% in the value of the MSCI Europe Index. For the year, the Fund's net asset value has increased by 19.57%, which compares with a 23.80% increase in the MSCI Europe Index. These results are recorded in total return and U.S. dollar based terms, with net dividends and distributions reinvested.

  European stock markets had a volatile fourth quarter in 1997. Despite the destabilizing influence of the financial crisis which was spreading across Asia, they showed considerable resilience overall, although individual stocks showed a highly contrasted performance. Investors looked for safety in the more defensive sectors such as pharmaceuticals and foods, thereby explaining the good performance of Roche and Novartis, two of the Fund's largest holdings. The Italian stock market was the star performer in Europe (up 10% over the quarter) largely because there was further evidence of restructuring in the traditionally very inefficient Italian banking sector. For example, one of the Fund's holdings, Banco Ambroveneto, merged with Cariplo to form Italy's second largest bank in terms of assets, and the market leader in most of the richest regions of the country.

ECONOMIC AND MARKET OUTLOOK

  The Asian crisis will also have some positive consequences. The German Bundesbank now looks unlikely to raise its key interest rates in the first quarter of 1998. Many Asian companies will intensify their export effort to get access to foreign currencies, and their dramatically lower currencies will allow them to lower their export prices, thereby having a disinflationary impact on the European economies.

  Despite a less promising outlook for export performance, Europe could be the only major region in the world to experience an acceleration in economic growth in 1998, thanks to a recovery in domestic demand, which appears to be gathering strength.

  As we have mentioned in previous reports, this positive economic backdrop to the European stock markets is supported by an intensification of the corporate restructuring process. The merger of Union Bank of Switzerland and Swiss Bank Corporation was the key event of the last month of 1997.

PORTFOLIO SUMMARY

  During the three month period to December 31, 1997, notable performers included Amvescap, Great Universal Store and Hays in the UK. On the Continent, the Italian banks and the Dutch publisher, Ver Ned Uitgevers Bezit, also showed strong gains. We added a new restructuring story to the portfolio by way of Peugeot, the French car manufacturer. Peugeot has a new CEO at the helm, and we expect to see some significant rationalization measures soon.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of market value at December 31, 1997 are outlined below:

                                                 MSCI EUROPE
                                      FUND          INDEX
                                    ---------  ---------------
Austria...........................         --           0.6%
Belgium...........................         --           1.9
Czech Republic....................        0.7%           --
Denmark...........................        1.5           1.7
Finland...........................        2.2           1.1
France............................       16.3          11.9
Germany...........................        9.1          14.6
Ireland...........................        2.1           0.6
Italy.............................       10.4           6.0

                                                 MSCI EUROPE
                                      FUND          INDEX
                                    ---------  ---------------
Netherlands.......................       15.7%          8.5%
Norway............................        2.7           0.8
Portugal..........................         --           0.8
Spain.............................        0.7           4.0
Sweden............................        5.1           3.9
Switzerland.......................       12.2          11.6
United Kingdom....................       21.3          32.0
                                    ---------         -----
                                        100.0%        100.0%
                                    ---------         -----
                                    ---------         -----

  The Fund's ten largest equity holdings at December 31, 1997 were:

TOTAL

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and we expect its production profile to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of its earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

ROYAL DUTCH PETROLEUM

  The Royal Dutch/Shell Group is the largest oil company in the world and among the ten biggest chemical companies. Because of its diversity, the Group's earnings are less sensitive to oil prices than is the case with other oil companies. We believe that the restructuring now being implemented by management should yield positive results in the medium term. Merger discussions with Texaco are ongoing in relation to the U.S. downstream operations of Shell. News on the rationalization of the European refining and marketing business is expected in the near future, while the chemicals business is also being reorganized. Management is strongly committed to improving the Group's return on capital, while the Group's financial flexibility (cash and cash equivalents in excess of $12 billion) is expected to be used in a manner more rewarding to shareholders.

ROCHE HOLDINGS

  Roche is Switzerland's second largest pharmaceuticals group and is attractively valued, especially in relation to its U.S. peers. It has a very strong financial position, which should allow it to take part in the continuing consolidation of the pharmaceutical sector. There are a number of promising drugs in development (particularly in the cardiovascular, virology and obesity areas) which should allow for sustainable high single-digit sales growth as new products take over from current drugs. In addition, diagnostics sales are expected to grow strongly over the next few years, with new opportunities in disease management. Roche has also recently acquired Tastemaster (a U.S. based manufacturer of flavors), which strengthens its fragrances and flavors division.

COMPAGNIE GENERALE DES EAUX

  Compagnie Generale des Eaux is a multi-industry company with principal activities in the water, energy, waste management, construction and property sectors. The organization's expected strong increase in international service sales (primarily in the U.S. and U.K.), its industrial reorganization, as well as lower losses in the property and construction sectors, make the company an increasingly attractive investment.

UNILEVER

  Unilever is one of the world's largest producers of consumer goods involved in the production of foods, drinks, detergents, and personal products. While trading conditions continue to remain difficult, the company is in the midst of a restructuring process under the leadership of a dynamic new management group. As part of the restructuring process, the company has recently decided to sell its specialty division, which may result in increasing shareholder value.

VER NED UITGEVERS BEZIT

  VNU is a Dutch company operating in the media sector. The company is set to benefit from increasing advertising revenue and falling newsprint prices. After an in-depth strategic review, management will continue the company's involvement in television production. Performance in the consumer magazine division is strong, particularly due to cost cutting in their Belgian operations.

ABB

  Asea Brown Boveri Group (ABB), which is primarily involved in the provision of infrastructure services, divides its activities between more than 1,000 companies and is present in over 130 countries worldwide. The bulk of its business is related to the generation and subsequent distribution of power, while the remainder of its activities is spread among such diverse areas as transportation, robotics and financial services. Geographically, while predominately involved in Europe, ABB has, in recent years, sought to expand its activities in the Far East. ABB has been proactive in switching its manufacturing facilities from high cost countries towards lower cost countries and, in our opinion, is well placed to benefit from a recovery in infrastructure expenditure both in Europe and in lesser developed countries.

ELF AQUITAINE

  Elf Aquitaine is an integrated oil company with chemicals, pharmaceuticals and beauty products interests. The company aims to break through a 12% return on equity target within the medium term (extending its current objective of reaching 10% by 1998), while accelerating growth in upstream production and specialty chemicals. Further cost cutting, disciplined capital allocation and management focus on shareholder value creation are central tenets of this strategy. The company continues to trade at a discount to the European oil sector average, but with a gross yield of 40% above that of the sector.

HAYS

  The Hays Group operates in the business services and distribution market. It has a strong position in its U.K. domestic market as well as expansion opportunities abroad. A string of successful acquisitions has trebled the company's market value over the last seven years. We believe recent results indicate that above-average growth may be expected in the medium term.

MARSCHOLLEK, LAUTENSCHLAEGER UND PARTNER

  MLP is Germany's leading independent insurance broker and provides a broad range of insurance and financial services to university graduates in Germany, where it holds high market shares among doctors and dentists. Expanding its client base to graduates of other disciplines as well as broadening the product range is expected to provide further strong earnings growth over the coming years.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 1997

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
COMMON STOCKS, RIGHTS & WARRANTS--93.9%
                  CZECH REPUBLIC--0.7%
        50,000    +Central European Media Enterprises (Series
                    A).......................................  $   1,262,500
                  --Consumer Goods
                                                               -------------
                                                                   1,262,500
                                                               -------------
                  DENMARK--1.4%
        37,516    Unidanmark (Series A)......................      2,754,583
                  --Banking
                                                               -------------
                                                                   2,754,583
                                                               -------------
                  FINLAND--2.1%
        55,000    Hackman Oy (Series A)......................      1,817,514
                  --Consumer Goods
        96,194    Metra (Series B)...........................      2,260,480
                  --Machinery & Engineering
                                                               -------------
                                                                   4,077,994
                                                               -------------
                  FRANCE--16.0%
         8,179    Accor......................................      1,520,568
                  --Leisure & Tourism
        14,240    +Atos......................................      1,835,893
                  --Electrical & Electronics
        28,600    But........................................      1,297,667
                  --Services
        45,000    Cipe France................................      1,520,684
                  --Business & Public Services
        40,000    Compagnie Generale des Eaux................      5,582,323
                  --Business & Public Services
        32,808    +Compagnie Generale des Eaux Warrants
                    (a)......................................         22,294
                  --Business & Public Services
        40,000    Elf Aquitaine..............................      4,651,936
                  --Energy Sources
        10,000    Peugeot....................................      1,261,007
                  --Automobiles
         8,000    Pinault Printemps Redoute..................      4,267,819
                  --Merchandising
         6,784    Seita......................................        243,453
                  --Consumer Goods

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        67,745    Total (Class B)............................  $   7,372,151
                  --Energy Sources
        15,000    Valeo......................................      1,017,279
                  --Consumer Goods
                                                               -------------
                                                                  30,593,074
                                                               -------------
                  GERMANY--4.8%
        89,841    BASF.......................................      3,184,522
                  --Chemicals
       112,000    Bayer......................................      4,184,821
                  --Chemicals
        26,814    Veba.......................................      1,826,364
                  --Utilities
                                                               -------------
                                                                   9,195,707
                                                               -------------
                  IRELAND--2.1%
       259,970    Bank of Ireland............................      4,000,753
                  --Banking
                                                               -------------
                                                                   4,000,753
                                                               -------------
                  ITALY--10.2%
       326,679    Banca Popolare di Brescia..................      3,046,690
                  --Banking
       200,000    Banco Ambrosiano Veneto....................        765,318
                  --Banking
       141,440    +Banco Ambrosiano Veneto Stock Rights
                    (b)......................................        601,592
                  --Banking
       141,440    +Banco Ambrosiano Veneto Bond Rights (c)...         89,539
                  --Banking
       895,999    Credito Italiano (Ordinary)................      2,762,647
                  --Banking
       137,933    Industrie Natuzzi (ADR)....................      2,844,868
                  --Appliances & Household Durables
       400,000    La Rinascente..............................      2,984,400
                  --Merchandising
        50,000    Luxottica Group (ADR)......................      3,125,000
                  --Health & Personal Care

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
       172,444    Mediolanum.................................  $   3,245,752
                  --Insurance
                                                               -------------
                                                                  19,465,806
                                                               -------------
                  NETHERLANDS--15.4%
       150,000    Elsevier...................................      2,427,232
                  --Broadcasting & Publishing
        27,650    Gucci Group (NY Registered)................      1,157,844
                  --Consumer Goods
        94,403    ING Groep..................................      3,977,314
                  --Financial Services
       100,000    N.V. Koninklijke KNP.......................      2,303,897
                  --Consumer Goods
        75,335    Nutricia Ver Bedrj.........................      2,285,694
                  --Food & Household Products
       128,000    Royal Dutch Petroleum Company..............      7,028,318
                  --Oil Refining & Marketing
        85,200    Unilever...................................      5,254,070
                  --Consumer Goods
       180,000    Ver Ned Uitgevers Bezit....................      5,079,428
                  --Broadcasting & Publishing
                                                               -------------
                                                                  29,513,797
                                                               -------------
                  NORWAY--2.6%
       810,000    Christiania Bank Kreditkasse...............      3,268,075
                  --Banking
       100,000    Schibsted..................................      1,712,700
                  --Broadcasting & Publishing
                                                               -------------
                                                                   4,980,775
                                                               -------------
                  SPAIN--0.7%
            17    +A.B. Capital Fund*........................        352,910
                  --Business & Public Services
         7,100    Acerinox...................................      1,046,443
                  --Materials
                                                               -------------
                                                                   1,399,353
                                                               -------------
                  SWEDEN--5.0%
       410,000    ABB (Series B).............................      4,829,971
                  --Electrical & Electronics
        75,000    Hoganas (Series B).........................      2,296,237
                  --Machinery & Engineering
        37,169    Securitas (Series B).......................      1,123,935
                  --Health & Personal Care
        80,000    Svenska Stal (Series B)....................      1,320,415
                  --Metals-Non-Ferrous
                                                               -------------
                                                                   9,570,558
                                                               -------------
----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
                  SWITZERLAND--12.0%
         3,376    Adecco.....................................  $     979,405
                  --Services
         1,500    +Baloise Holding Ltd. (Registered).........      2,777,435
                  --Insurance
           500    Bobst (Bearer).............................        736,402
                  --Machinery & Engineering
         7,391    Hero (Bearer)..............................      4,176,993
                  --Food & Household Products
         2,688    Novartis (Registered)......................      4,363,995
                  --Health & Personal Care
           600    Roche Holdings (Bearer)....................      5,961,776
                  --Health & Personal Care
         7,000    SMH (Bearer)...............................      3,864,913
                  --Consumer Goods
                                                               -------------
                                                                  22,860,919
                                                               -------------
                  UNITED KINGDOM--20.9%
       512,000    Amvescap (Ordinary)........................      4,384,533
                  --Financial Services
       265,000    Bemrose (Ordinary).........................      1,923,907
                  --Forest Products & Paper Materials
       250,000    British Airport Authority (Ordinary).......      2,047,278
                  --Business & Public Services
       166,228    Devro (Ordinary)...........................      1,030,512
                  --Food & Household Products
       179,303    Diageo (Ordinary)..........................      1,642,291
                  --Food & Household Products
        55,000    Forth Ports (Ordinary).....................        560,740
                  --Food & Household Products
       200,000    GKN (Ordinary).............................      4,101,134
                  --Machinery & Engineering
       250,000    Great Universal Store (Ordinary)...........      3,153,137
                  --Merchandising
     1,551,910    Halma (Ordinary)...........................      2,934,755
                  --Machinery & Engineering
       341,210    Hays (Ordinary)............................      4,547,768
                  --Business & Public Services
       380,000    Marks & Spencer (Ordinary).................      3,742,983
                  --Merchandising
       100,000    Reuters Holdings (Ordinary)................      1,093,526
                  --Business & Public Services
        65,843    Schroders (Ordinary).......................      2,071,248
                  --Finance

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
       195,000    Serco Group (Ordinary).....................  $   2,789,725
                  --Business & Public Services
       200,000    United News & Media (Ordinary).............      2,279,138
                  --Broadcasting & Publishing
       220,000    Wolseley (Ordinary)........................      1,750,631
                  --Building Materials & Components
                                                               -------------
                                                                  40,053,306
                                                               -------------
                  Total Common Stocks, Rights
                    & Warrants
                    (cost--$128,585,951).....................    179,729,125
                                                               -------------
PREFERRED STOCKS--4.1%
                  GERMANY--4.1%
        17,363    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................      4,392,641
                  --Financial Services
----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        35,412    Rhoen Klinikum (Non-Voting)................  $   3,445,705
                  --Health & Personal Care
                                                               -------------
                                                                   7,838,346
                                                               -------------
                  Total Preferred Stocks
                    (cost--$3,335,797).......................      7,838,346
                                                               -------------
                  Total Investments--98.0%
                    (cost--$131,921,748) (d).................    187,567,471
                  Unrealized Depreciation on Foreign Currency
                    Exchange Contracts--0.0% (e).............         (1,106)
                  Other Assets in Excess of
                    Liabilities--2.0%........................      3,807,737
                                                               -------------
                  Net Assets--100.0%.........................  $ 191,374,102
                                                               -------------
                                                               -------------

------------------------------

 +  Non-income producing security.

ADR American Depositary Receipt.

* Investment in restricted security with an aggregate value of $352,910, representing 0.18% of net assets at December 31, 1997. The investment was acquired on October 22, 1990 and September 5, 1991 for $759,153.

(a) The warrants enable the holder to subscribe to one ordinary share for every 40 warrants held at FF 900 per share until May 2, 2001.

(b) The rights enable the holder to subscribe to two ordinary shares and two warrants for every right held at ITL 3200 per share until January 2, 1998.

(c) The rights enable the holder to subscribe to one convertible floating rate bond for every two rights held at ITL 3500 per share until January 2, 1998.

(d) The United  States  Federal  income  tax basis  of  the  Fund's  investments at December 31, 1997 was $131,957,220 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $55,610,251 (gross unrealized appreciation--$57,748,949; gross unrealized depreciation--$2,138,698).

(e) Foreign   currency  exchange  contracts  incurred   to  hedge  purchase  and
    sale commitments as of December 31, 1997 were as follows:

------------------------------------------------------------------------
Sales                                                           Net
                             In                             Unrealized
            Contracts to  Exchange   Settlement            Appreciation
              Deliver        For        Date      Value    (Depreciation)
------------------------------------------------------------------------
             IEP 398,850  $568,361      1/5/98   $567,284    $  1,077

------------------------------------------------------------------------
                             In
            Contracts to  Exchange   Settlement
Purchases     Receive        For        Date      Value         Net
                                                            Unrealized
                                                           Appreciation
                                                           (Depreciation)
------------------------------------------------------------------------

             DEM 284,310  $160,265      1/2/98   $158,082    ($ 2,183)
                                                           -------------

Total                                                        ($ 1,106)
                                                           -------------
                                                           -------------
------------------------------------------------------------------------

DEM   German Deutschemark
IEP     Irish Punt

See Notes to Financial Statements.

----------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1997
----------------------------------------------------

ASSETS
Investments, at value (cost $131,921,748) (Note 1)..........  $ 187,567,471
Domestic cash...............................................      3,527,745
Foreign cash (Note 1).......................................         27,379
Receivable for securities sold..............................      1,787,359
Withholding tax refund receivable...........................        321,763
Interest receivable.........................................        104,629
Dividends receivable........................................         98,195
Prepaid expenses............................................          1,403
                                                              ---------------
      Total assets..........................................    193,435,944
                                                              ---------------
LIABILITIES
Payable for securities purchased............................      1,682,683
lnvestment management fee payable (Note 2)..................        102,052
Administration fee payable (Note 2).........................         42,082
Net unrealized depreciation on foreign currency exchange
 contracts..................................................          1,106
Accrued expenses and other liabilities......................        233,919
                                                              ---------------
      Total liabilities.....................................      2,061,842
                                                              ---------------
NET ASSETS..................................................  $ 191,374,102
                                                              ---------------
                                                              ---------------
Net Assets consist of:
  Common Stock, $.001 par value
   (Authorized 100,000,000 shares)
   (Note 4).................................................  $      10,066
  Paid-in surplus...........................................    129,454,057
  Accumulated undistributed net investment income+..........        200,618
  Accumulated undistributed net realized gain on
   investments..............................................      6,105,089
  Net unrealized appreciation on investments and foreign
   currency related transactions............................     55,604,272
                                                              ---------------
  Net Assets................................................  $ 191,374,102
                                                              ---------------
                                                              ---------------
Net Asset Value per share
 ($191,374,102 DIVIDED BY 10,066,319 shares of common stock
 issued and outstanding)....................................         $19.01
                                                                    -------
                                                                    -------

--------------------------
+ Net realized gains (losses) on foreign currency related transactions are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

----------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1997
----------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.................................................  $     3,782,520
  Interest..................................................          723,493
                                                              ---------------
                                                                    4,506,013
  Less: Withholding tax on foreign source dividends.........          463,002
                                                              ---------------
      Total income..........................................        4,043,011
                                                              ---------------
Expenses
  Investment management fee (Note 2)........................        1,469,629
  Administration fee (Note 2)...............................          496,061
  Custodian fees............................................          143,392
  Directors' fees and expenses..............................          118,458
  Shareholder servicing fees................................           80,634
  Legal fees................................................           59,084
  Audit fees................................................           47,500
  Reports to shareholders...................................           35,473
  NYSE listing fee..........................................           25,945
  Insurance expense.........................................           12,205
  Miscellaneous.............................................           25,252
                                                              ---------------
      Total expenses........................................        2,513,633
                                                              ---------------
Net investment income.......................................        1,529,378
                                                              ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS

Net realized gain (loss) from:
  Investments.....................................  $   26,143,948
  Foreign currency related transactions...........         (51,444)      26,092,504
                                                    --------------
Change in net unrealized appreciation
 (depreciation) on:
  Investments.....................................       6,300,748
  Foreign currency related transactions...........         (82,501)       6,218,247
                                                    --------------   --------------
Net realized and unrealized gain on investments
 and foreign currency related transactions........                       32,310,751
                                                                     --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................                   $   33,840,129
                                                                     --------------
                                                                     --------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE YEAR ENDED DECEMBER
                                                                            31,
                                                                ---------------------------
                                                                    1997           1996
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................  $  1,529,378   $  1,242,005
  Net realized gain on investments and foreign currency
   related transactions.......................................    26,092,504     13,644,128
  Change in net unrealized appreciation (depreciation) on
   investments and foreign currency related transactions......     6,218,247     34,567,746
                                                                ------------   ------------
Net increase in net assets resulting from operations..........    33,840,129     49,453,879
                                                                ------------   ------------
Dividends and distributions to shareholders from:
  Net investment income ($0.144 and $0.158 per share,
   respectively)..............................................    (1,448,724)    (1,589,956)
  Net realized gain on investments ($2.380 and $0.903 per
   share, respectively) (Note 1)..............................   (23,980,156)    (9,090,610)
                                                                ------------   ------------
Net decrease in net assets resulting from dividends and
 distributions................................................   (25,428,880)   (10,680,566)
                                                                ------------   ------------
Total increase................................................     8,411,249     38,773,313
                                                                ------------   ------------
NET ASSETS
  Beginning of year...........................................   182,962,853    144,189,540
                                                                ------------   ------------
  End of year (including accumulated undistributed net
   investment income of $200,618 and $171,408,
   respectively)..............................................  $191,374,102   $182,962,853
                                                                ------------   ------------
                                                                ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                    ----------------------------------------------------
                                                      1997       1996       1995       1994       1993
                                                    --------   --------   --------   --------   --------
Net asset value, beginning of year................  $  18.18   $  14.32   $  12.56   $  12.74   $  10.74
                                                    --------   --------   --------   --------   --------
Operations:
  Net investment income*..........................      0.15       0.12       0.14       0.12       0.12
  Net realized and unrealized gain on investments
   and foreign currency related transactions......      3.20       4.80       2.50       0.66       2.63
                                                    --------   --------   --------   --------   --------
    Total from operations.........................      3.35       4.92       2.64       0.78       2.75
                                                    --------   --------   --------   --------   --------
Dividends and distributions to shareholders from:
  Net investment income**.........................     (0.14)     (0.16)     (0.10)     (0.15)     (0.07)
  Net realized gain on investments................     (2.38)     (0.90)     (0.78)     (0.81)     (0.68)
                                                    --------   --------   --------   --------   --------
    Total dividends and distributions.............     (2.52)     (1.06)     (0.88)     (0.96)     (0.75)
                                                    --------   --------   --------   --------   --------
Net asset value, end of year......................  $  19.01   $  18.18   $  14.32   $  12.56   $  12.74
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Per share market value, end of year...............  $  17.06   $  16.13   $  12.75   $  10.75   $  13.00
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Total investment return, market value+............     21.00%     34.78%     26.26%    (10.21)%    39.40%
Net assets at end of year (000 omitted)...........  $191,374   $182,963   $144,190   $126,431   $128,272
Ratio of expenses to average weekly net assets....      1.26%      1.42%      1.42%      1.42%      1.46%
Ratio of net investment income to average weekly
 net assets.......................................      0.77%      0.74%      1.01%      0.90%      1.17%
Portfolio turnover rate...........................        39%        48%        52%        68%       184%
Average commission rate paid++....................  $ 0.0166   $ 0.0624        N/A        N/A        N/A

--------------------------
 * Based on average shares outstanding during the year.

** Net realized gains (losses) on foreign currency related transactions are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

 + Total investment return, market value, is based on the change in market price of a  share during  the  period and  assumes  reinvestment of  dividends  and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.
SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at a 10:00 A.M. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 A.M. midpoint rate of exchange prevailing on the respective dates of such transactions.

  The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

  FOREIGN CURRENCY AS OF DECEMBER 31, 1997 CONSISTS OF:

                       UNITS          COST         VALUE
                    ------------  ------------  ------------
Netherlands
 Guilder............       53,603 $     26,856  $     26,446
Spanish Peseta......      142,000          955           933
                                  ------------  ------------
                                  $     27,811  $     27,379
                                  ------------  ------------
                                  ------------  ------------

The Fund holds foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of the forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7 percent of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7 percent of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 1997, net realized losses on foreign currency related transactions of $51,444 were reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. This reclassification was a result of permanent book-to-tax differences and had no effect on net assets or net asset value per share.

NOTE 2. TRANSACTIONS
WITH AFFILIATES AND
AGREEMENTS
The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), and Mercury Asset Management International Ltd. (the "Investment Adviser"). (See also Note 5.)

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors for the Fund. The Investment Manager pays a fee to the Investment Adviser for services rendered.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. ("Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc. ("Merrill Lynch").

  Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser, and/or Mercury Asset Management Group plc (the parent company of the Investment Adviser and Investment Manager or "Mercury").

NOTE 3. INVESTMENT
TRANSACTIONS
Purchases and sales of investment securities, other than U.S. government securities and short-term investments, for the year ended December 31, 1997 were $72,452,957 and $88,469,163, respectively.

NOTE 4. CAPITAL
There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 1997 Mercury owned 900 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. SUBSEQUENT EVENT
On November 19, 1997, the boards of directors of Merrill Lynch and Mercury announced that they had agreed on terms of a recommended cash offer pursuant to which Merrill Lynch, through its subsidiary ML Invest plc, would seek to acquire all of the issued share capital of Mercury. On December 22, 1997, Merrill Lynch acquired control of Mercury. Both the Investment Adviser and the Investment Manager are now subsidiaries of Mercury.
  A special meeting of shareholders is scheduled for February 25, 1998, whereby shareholders will vote on new investment advisory and new investment management agreements for the Fund to take effect retroactive to January 12, 1998. The new agreements, which have been approved by the Fund's Board of Directors, will be substantially identical to the Fund's most recent agreements, except for the dates of execution, effectiveness and termination and certain escrow arrangements. During the interim period from December 22, 1997 through January 12, 1998, the Investment Adviser and Investment Manager provided the Fund services similar to those provided under the Fund's most recent agreements at fees not in excess of the actual cost of performing those services. The Investment Adviser and the Investment Manager received an exemptive order from the Securities and Exchange Commission allowing them to operate under the new agreements beginning on January 12, 1998 and continuing until shareholders approve the new agreements (which must take place by June 10, 1998 for the new agreements to remain effective).

NOTE 6. QUARTERLY
RESULTS OF OPERATIONS*
(UNAUDITED)

                                                                NET REALIZED
                                                                     AND
                                                                 UNREALIZED
                                                                   GAIN ON
                                                                 INVESTMENTS
                                                 NET             AND FOREIGN
                                             INVESTMENT           CURRENCY
                          INVESTMENT       INCOME/ (LOSS)          RELATED
                            INCOME                              TRANSACTIONS
                      ------------------  -----------------  -------------------
                                  PER                 PER                 PER
QUARTER ENDED          TOTAL     SHARE     TOTAL     SHARE     TOTAL     SHARE
--------------------  --------  --------  --------  -------  ---------  --------
March 31, 1996......   $   424   $ 0.04    $   (87)  $(0.01)  $ 15,704   $ 1.56
June 30, 1996.......     1,803     0.18      1,181     0.12      9,752     0.97
September 30,
 1996...............       848     0.08        232     0.02      7,151     0.71
December 31, 1996...       553     0.06        (84)   (0.01)    15,605     1.56
                      --------  --------  --------  -------  ---------  --------
Total...............   $ 3,628   $ 0.36    $ 1,242   $ 0.12   $ 48,212   $ 4.80
                      --------  --------  --------  -------  ---------  --------
                      --------  --------  --------  -------  ---------  --------
March 31, 1997......   $   565   $ 0.06    $   (44)  $ 0.00   $  8,707   $ 0.86
June 30, 1997.......     1,922     0.19      1,303     0.12     10,616     1.06
September 30,
 1997...............       974     0.10        327     0.03     12,450     1.23
December 31, 1997...       582     0.06        (57)    0.00        538     0.05
                      --------  --------  --------  -------  ---------  --------
Total...............   $ 4,043   $ 0.41    $ 1,529   $ 0.15   $ 32,311   $ 3.20
                      --------  --------  --------  -------  ---------  --------
                      --------  --------  --------  -------  ---------  --------

------------------------
* Totals expressed in thousands of dollars except per share amounts.

NOTE 7. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                     NET ASSET           MARKET
                       VALUE             PRICE*
                    ------------   ------------------
QUARTER ENDED        HIGH  LOW      HIGH        LOW      VOLUME**
--------------------------------   -------    -------    -----
March 31, 1996...... $15.88 $14.34 $13 7/8    $12 3/4    2,258
June 30, 1996.......  16.96  16.02  14 1/4     13        1,579
September 30,
 1996...............  17.62  16.38  15 5/8     13 1/4    1,580
December 31, 1996...  19.23  17.80  17 1/4     15 3/8    1,342
March 31, 1997......  18.90  18.04  17 3/8     15 1/4    1,331
June 30, 1997.......  20.35  18.40  17 3/4     15 5/8    1,084
September 30,
 1997...............  21.51  19.80  19 1/8     16 1/4    1,142
December 31, 1997...  21.81  18.47  18 1/4     15 1/2    1,472

------------------------
 * As reported on the New York Stock Exchange.
** In thousands.

ADDITIONAL
INFORMATION
(UNAUDITED)
During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

  We are pleased to announce that as of November, 1997, Michel Legros is co-portfolio manager of the Fund. Michel Legros is a Director of Mercury Asset Management. He was born in 1964 and received an MBA degree from a leading business school in France, Ecole Superieur des Sciences Economiques et Commerciales. Before joining Mercury in 1991, he spent five years with the fund management team of Robert Fleming & Co. in London. His major role at Mercury has been managing mutual funds since 1992. Within Mercury's European team, he has been instrumental in driving the implementation of EVA (Economic Value Added) as an evaluation and valuation tool used by the team in its research work.

  Consuelo Brooke, who has been the Senior Manager of the Fund from the outset, continues in that position.

--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Europe Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                          [SIG]

New York, New York
February 5, 1998

--------------------------------------------------------------------------------
                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Dear Shareholder:

  The following information summarizes all of the 1997 per share distributions payable by the Fund on December 31, 1997 for shareholders of record on December 22, 1997.

                                              FOREIGN
 DOMESTIC       FOREIGN         TOTAL          TAXES        LONG-TERM
 ORDINARY        SOURCE        ORDINARY       PAID OR        CAPITAL
  INCOME         INCOME         INCOME        WITHHELD        GAINS
----------     ----------     ----------     ----------     ----------
$0.685166      $0.326580      $1.011746      $0.048583      $1.514389

  The foreign taxes paid or withheld per share represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisers regarding the appropriate treatment of foreign taxes paid. The Taxpayer Relief Act of 1997 adjusted the tax rate for long-term capital gains. Currently, long-term capital gains are taxed at a 20% or 28% rate depending upon how long the security was held. The Fund declared a long-term capital gain distribution in the amount of $1.514389 per share, which was payable on December 31, 1997. Of this amount, 9.97% is subject to the 20% rate, and 90.03% is subject to the 28% rate.
--------------------------------------------------------------------------------
                DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

  Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes), automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders' name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

  The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95 per cent of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

  With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a PRO RATA share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

  The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

  Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON N. LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  J. LOUGHLIN CALLAHAN, President and Treasurer
  STEVEN W. GOLANN, Vice President
  RITA J. KLEINMAN, Secretary
  THADDEA M. FELDMAN, Assistant Secretary
  AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund Reports, please call 1 (800) 543-6217 or (609) 282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  An automatic Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1997